Operating Lease Liability, Disclosure: Undiscounted future minimum lease payments (Tables)	Dec. 31, 2020
Tables/Schedules
Undiscounted future minimum lease payments

2021	$18,180
2022	18,900
2022	19,700
2022	6,660
Total minimum lease payments	63,440
Less amounts representing interest	(9,485)
Present value of net minimum lease payments	53,955
Less current portion	(13,665)
Long-term capital lease obligation	$40,289